UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2009

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 25, 2009, Navistar Financial Corporation (“NFC”) entered into Amendment No. 4, dated August 25, 2009, to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated January 28, 2000, among Navistar Financial Securities Corporation, as Seller, NFC, as Servicer, and The Bank of New York Mellon, a New York banking corporation, as Master Trust Trustee, which was filed as Exhibit 10.1 to NFC’s Current Report on Form 8-K dated and filed August 26, 2009 and is incorporated by reference herein.

On August 25, 2009, NFC entered into Amendment and Extension to Amended and Restated Certificate Purchase Agreement, dated August 25, 2009, among Navistar Financial Securities Corporation, NFC, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding LLC (f/k/a Liberty Street Funding Corp.), as a Conduit Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser, which was filed as Exhibit 10.2 to NFC’s Current Report on Form 8-K dated and filed August 26, 2009 and is incorporated by reference herein.

ITEM 7.01	REGULATION FD DISCLOSURE

In accordance with General Instruction B.2. to Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Navistar International Corporation (the “company”), the nation’s largest combined commercial truck, school bus and mid-range diesel engine producer, announced that Daniel C. Ustian, Chairman, President and Chief Executive Officer, will discuss business opportunities and other matters related to the company during the JP Morgan 4th Annual Diversified Industries Conference in New York on September 15th at 2:30 PM EDT.

Live audio web casts will be available for the presentation at http://ir.navistar.com/events.cfm. Investors are advised to log on to the web site at least 15 minutes prior to the presentation to allow sufficient time for downloading any necessary software. The web cast will be available for replay at the same address approximately three hours following its conclusion, and will remain available for a period of 12 months or such earlier time as the information is superseded or replaced by more current information.

Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates subsidiaries produce International® brand commercial and military trucks, MaxxForce® brand diesel engines, IC Bus™ brand school and commercial buses, Monaco RV brands of recreational vehicles, and Workhorse® brand chassis for motor homes and step vans. It also is a private-label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. The company also provides truck and diesel engine service parts. Another affiliate offers financing services. Additional information is available at www.Navistar.com/newsroom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: September 8, 2009	/s/ Andrew J. Cederoth
Andrew J. Cederoth Principal Financial Officer